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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT of 1934


                      December 4, 1997 (November 28, 1997)
                Date of Report (Date of Earliest Event Reported)



                             SUSA Partnership, L.P.
             (Exact name of registrant as specified in its charter)


         Tennessee                     333-03344                62-1554135
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(State or other jurisdiction     (Commission File No.)        I.R.S. Employer
      of incorporation)                                     (Identification No.)


                    10440 Little Patuxent Parkway, Suite 1100
                               Columbia, MD 21044
                    (Address of principal executive offices)


                                 (410) 730-9500
              (Registrant's telephone number, including area code)


                                       N/A
          (former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) EXHIBITS.

      The following exhibits are filed herewith:

             Exhibit       Description
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             1.1           Form of Pricing Agreement

             4.1           Form of 7.00% Global Note due December 1, 2007

             4.2           Form of 7.50% Global Debenture due December 1, 2027





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           SUSA Partnership L.P. by
                                           Storage USA, Inc., General Partner




Date: December 4, 1997              By:  /s/ Christopher P. Marr
                                        --------------------------------------
                                          Name: Christopher P. Marr
                                          Title: Senior Vice President,
                                                 Finance and Accounting




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                                  EXHIBIT INDEX


         Exhibit             Description
         -------             -----------

         1.1                 Form of Pricing Agreement

         4.1                 Form of 7.00% Global Note due December 1, 2007

         4.2                 Form of 7.50% Global Debenture due December 1, 2027